UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 23, 2005

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	0-27444	75-2560895
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3232 MCKINNEY AVENUE, SUITE 1000
DALLAS, TEXAS	75204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 740-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

                On March 23, 2005, the Company issued a press release announcing its restated financial results for fiscal 2001, fiscal 2002, fiscal 2003, and for the first six months of fiscal 2004, and its financial results for its 2004 third quarter ended September 30, 2004, as well as certain other information.  The portions of such press release pertaining to this matter, including without limitation the non-GAAP financial measures set forth therein, are deemed to be furnished, but not filed, as Exhibit 99.1 hereto.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

                On March 23, 2005, the Company issued a press release updating certain previously disclosed information in connection with its previous determination that its 2001, 2002, 2003 and 2004 financial statements could no longer be relied upon and disscussing the restatement of the financial information for such periods.  The portions of that press release pertaining to those matters is deemed to have been filed as Exhibit 99.1 hereto and incorporated by reference in this Item 4.02.  In addition, the press release sets forth certain non-GAAP pro forma and other measures relating to the foregoing periods, and the press release containing such information is deemed furnished, but not filed, as Exhibit 99.1, pursuant to Items 2.02 and 7.01 of Form 8-K.

Item 7.01. Regulation FD Disclosure.

                On March 23, 2005, the Company issued a press release updating certain previously disclosed information concerning its Nasdaq listing status.  The Company also provided information concerning the status of a contemplated amendment to its Credit Agreement and updated previously disclosed 2005 financial guidance.  The portions of that press pertaining to those matters is deemed to have been furnished, but not filed, as Exhibit 99.1 hereto.

                The statements in this Current Report that are not historical fact are forward-looking statements that involve risks and uncertainties, which could cause actual results to differ materially from such forward-looking statements.  These forward-looking statements include, but are not limited to, the statements relating to the anticipated impact of adjustments to our restated financial statements and our investigation, any financial estimates, projections, and estimates of future contract values included in this Current Report.  The aforementioned risks and uncertainties include, without limitation, the actual costs and results of such investigation, the effect of our investigation and financial statement restatement on the trading price of our stock, the risks of integrating our operating companies, of the timing and magnitude of technological advances, of the occurrences of a diminution in our existing customers’ needs for our services, of a change in the amount companies outsource business processes, of the impact to margins resulting from a change in revenue mix as well as the risks detailed in the Company’s filings with the Securities and Exchange Commission, including without limitation, those detailed under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K.  The Company disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise, except as required by law.

                In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 2.02 and Item 7.01 and in the attached Exhibit 99.1 and relating thereto shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 under the headings “Nasdaq Update”, “Credit Facility Update”, “Third Quarter 2004 Operating Results”, “Third Quarter 2004 Cash Flows” and “2005 Financial Guidance” shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description

99.1	Press release dated March 23, 2005

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 2005

SOURCECORP, INCORPORATED

By:	/s/ ED H. BOWMAN, JR.
Ed H. Bowman, Jr.
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated March 23, 2005